LOSS CONTINGENCY ACCRUAL	12 Months Ended
Dec. 31, 2011
LOSS CONTINGENCY ACCRUAL
7.	LOSS CONTINGENCY ACCRUAL

The Company was not able to reach a settlement agreement with all of holders of convertible promissory notes and warrants that were issued between 2005 and 2010. The Company will continue to negotiate with the holders and anticipates that the number of shares to be issued will be similar to the settlements that have already been finalized as of December 31, 2011.

The Company recorded $16,704,169 as “finance cost” and “loss contingency accrual” on the accompanying consolidated statements of operations and balance sheets, respectively which represents the fair value of the shares of common stock valued at $0.13 per share less the fair value of the warrant derivative liability of $810,077. The $0.13 common stock fair value was determined by estimating the share price at the date of settlement.